Investments in Equity Securities and Obligations to Deliver Securities	12 Months Ended
Dec. 31, 2022
Investments, Debt and Equity Securities [Abstract]
Investments in Equity Securities and Obligations to Deliver Securities

Note 15. INVESTMENTS IN EQUITY SECURITIES AND OBLIGATIONS TO DELIVER SECURITIES

The Company had an outstanding obligation to provide equity securities (a “short position”) as of December 31, 2020. The short position was classified as a liability, marked-to-market, and was evaluated at Level 1 for fair value. During the year ended December 31, 2021, the Company covered its short position by acquiring 100,000 equity shares of a publicly traded U.S. company for $1.8 million, recognizing a realized loss of $193 thousand in Other income, net in the consolidated statements of operations. As of December 31, 2022 and December 31, 2021, the Company had no investments in equity securities.